UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2021
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ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
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Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On October 28, 2021, Altria Group, Inc. (“Altria”) issued an earnings press release announcing its financial results for the quarter ended September 30, 2021. A copy of the earnings press release is attached as Exhibit 99.1 and is incorporated by reference in Item 2.02 of this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Director

Altria’s Board of Directors (the “Board”) has retirement guidelines that require a director who will have attained the age of 75 as of the date of the next annual meeting of Altria’s shareholders to tender his or her written resignation to the Board at least six months prior to that annual meeting. In accordance with the retirement guidelines, John T. Casteen III (age 77), a director of Altria since 2010, submitted his written resignation to the Board, and, on October 27, 2021, the Board, based on the recommendation of the Board’s Nominating, Corporate Governance and Social Responsibility Committee, accepted Mr. Casteen’s resignation effective upon completion of his current term. Consequently, Mr. Casteen will not stand for re-election to the Board at Altria’s 2022 Annual Meeting of Shareholders, which is presently anticipated to be held on May 19, 2022.
Election of Directors

On October 27, 2021, the Board elected Marjorie M. Connelly and R. Matt Davis to the Board effective immediately. The Board also elected Ms. Connelly to the Board’s Audit, Innovation and Nominating, Corporate Governance and Social Responsibility Committees and Mr. Davis to the Board’s Finance, Innovation and Nominating, Corporate Governance and Social Responsibility Committees effective immediately.
The Board affirmatively determined that each of Ms. Connelly and Mr. Davis qualifies as an independent director under the New York Stock Exchange listing standards and Altria’s standards for director independence.
Ms. Connelly and Mr. Davis will be compensated for their service on the Board pursuant to Altria’s existing compensation program for non-employee directors, which is described under “Director Compensation” in Altria’s proxy statement for its 2021 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on April 8, 2021) and incorporated in this Item 5.02 by reference.
Item 7.01    Regulation FD Disclosure.
In connection with Mr. Casteen’s retirement from the Board and Ms. Connelly’s and Mr. Davis’s election to the Board, Altria issued a press release, a copy of which is attached as Exhibit 99.2 and is incorporated by reference in Item 7.01 of this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Altria Group, Inc. Earnings Press Release, dated October 28, 2021 (furnished under Item 2.02)
	99.2	Altria Group, Inc. Press Release, dated October 28, 2021 (furnished under Item 7.01)
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    October 28, 2021

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